Exhibit 99.2

NOTICE OF GUARANTEED DELIVERY

HEXION U.S. FINANCE CORP.

OFFER TO EXCHANGE

$450,000,000 AGGREGATE PRINCIPAL AMOUNT OF ITS

6.625% FIRST-PRIORITY SENIOR SECURED NOTES DUE 2020 (CUSIP NUMBER 428302AA1) WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

FOR A LIKE AGGREGATE PRINCIPAL AMOUNT OF ITS

6.625% FIRST-PRIORITY SENIOR SECURED NOTES DUE 2020 (CUSIP NUMBERS 428302AB9 /

U4328AA1)

This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Hexion U.S. Finance Corp. (the “Company”) made pursuant to the prospectus dated                     , 2012 (the “Prospectus”), if certificates for the outstanding $450,000,000 aggregate principal amount of its 6.625% First-Priority Senior Secured Notes due 2020 (CUSIP Numbers 428302AB9 / U4328AA1) (the “Initial Notes”) are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to Wilmington Trust, National Association (the “Exchange Agent”) as set forth below. In addition, in order to utilize the guaranteed delivery, a Letter of Transmittal (or facsimile thereof), must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Certificates for all tendered Initial Notes in proper form for transfer or a book-entry confirmation, as the case may be, and all other documents required by the Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

Delivery to:

WILMINGTON TRUST, NATIONAL ASSOCIATION

Exchange Agent

By overnight delivery, courier or hand or certified or registered mail:

Wilmington Trust, National Association

c/o Wilmington Trust Company

Rodney Square North

1100 North Market Street

Wilmington, DE 19890-1626

Attention: Sam Hamed

By facsimile:

(For Eligible Institutions only)

(302) 636-4139, Attention: Sam Hamed

For information or confirmation by telephone:

(302) 636-6181

Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Initial Notes set forth below, pursuant to the guaranteed delivery procedure described in “The Exchange Offer—Procedures for Tendering Initial Notes” section of the Prospectus.

Principal Amount of Initial Notes

Tendered1

$____________________________________________

Certificate Nos. (if available):

Total Principal Amount Represented by Initial Notes Certificate(s):	If Initial Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

$____________________________________________	Account Number ___________________________

ANY AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

PLEASE SIGN HERE

X____________________________________________

X____________________________________________
Signature(s) of Owner(s) or Authorized Signatory	Date

Area Code and Telephone Number: __________________

Must be signed by the holder(s) of Initial Notes as their name(s) appear(s) on certificate(s) for Initial Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

[1]	Must be in denominations of principal amount of $2,000 and integral multiples of $1,000 in excess thereof.

PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):

Capacity:

Address(es):

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GUARANTEE

The undersigned, a member of a registered national securities exchange, or a member of the Financial Industry Regulatory Authority, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Initial Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Initial Notes into the Exchange Agent’s account at The Depository Trust Company pursuant to the procedures set forth in “The Exchange Offer—Procedures for Tendering Initial Notes” section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.

Name of Firm	Authorized Signature

Address	Title

Name: ____________________________________
Zip Code	(Please Type or Print)

Area Code and Tel. No. ______________________	Dated: ____________________________________

NOTE:	DO NOT SEND CERTIFICATES FOR INITIAL NOTES WITH THIS FORM. CERTIFICATES FOR INITIAL NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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